Exhibit 8.1

Name	ABB Group Interest %	Jurisdiction of Incorporation
ABB Power Technologies SpA, Hydra	100.00	ALGERIA
SARPI - Société Algérienne pour la réalisation de projets industriels, Alger	50.00	ALGERIA
ABB Electrica SGPS, Lda., Luanda	100.00	ANGOLA
ABB S.A., Buenos Aires	100.00	ARGENTINA
ABB Import & Export Services Ltd., Oranjestad/Aruba (NA)	100.00	ARUBA (NL)
ABB Australia Pty Limited, Sydney	100.00	AUSTRALIA
ABB Group Investment Management Pty. Ltd., Sydney	100.00	AUSTRALIA
ABB Group Holdings Pty. Ltd., Sydney	100.00	AUSTRALIA
ABB Group Investment LLP, Sydney	100.00	AUSTRALIA
ABB AG, Vienna	100.00	AUSTRIA
ABB Azerbaijan LLC, Baku	100.00	AZERBAIJAN
ABB Technologies W.L.L., Bahrain	100.00	BAHRAIN
ABB N.V., Zaventem	100.00	BELGIUM
Asea Brown Boveri Ltda., La Paz	99.77	BOLIVIA
ABB (Pty) Ltd., Gaborone	100.00	BOTSWANA
ABB Ltda., Osasco	100.00	BRAZIL
ABB Bulgaria EOOD, Sofia	100.00	BULGARIA
ABB Automation EOOD, Sofia	100.00	BULGARIA
ABB Avangard AD, Sevlievo	99.81	BULGARIA
Asea Brown Boveri S.A., Douala	99.90	CAMEROON
ABB Inc., St. Laurent, Quebec	100.00	CANADA
ABB Bomem Inc., Quebec	100.00	CANADA
ABB Canada Investment Inc., Saint-Laurent, QC	100.00	CANADA
ABB S.A., Santiago	100.00	CHILE
CMS Tecnologia S.A.,, San Francisco de Mostazal	70.00	CHILE
ABB (China) Ltd., Beijing	100.00	CHINA
ABB Engineering (Shanghai) Ltd., Shanghai	100.00	CHINA
ABB Bailey Beijing Controls Co. Ltd., Beijing	51.00	CHINA
ABB Chongqing Transformer Company Ltd., Chongqing City	62.20	CHINA
ABB DATONG Traction Transformers Co., Ltd, Shanxi	50.00	CHINA
ABB Xiamen Switchgear Co. Ltd., Xiamen	64.30	CHINA
ABB Electrical Machines Ltd., Shanghai	100.00	CHINA
ABB (China) Engineering Co. Ltd. Xiamen	100.00	CHINA
ABB Tellhow Generators Ltd., Jiangxi	51.00	CHINA
ABB Huadian High Voltage Switchgear (Xiamen) Company Ltd., Xiamen	51.00	CHINA
ABB Holding Ltd., Hong Kong	100.00	CHINA

ABB Beijing Drive Systems Co. Ltd., Beijing	90.00	CHINA
ABB LV Installation Materials Co. Ltd., Beijing	85.70	CHINA
ABB Xinhui Low Voltage Switchgear Co. Ltd., Xinhui (Guangdong)	80.00	CHINA
ABB Xiamen Low Voltage Equipment Co. Ltd., Xiamen	100.00	CHINA
ABB Shanghai Motors Co. Ltd., Shanghai	75.00	CHINA
ABB Shanghai Transformer Co. Ltd., Shanghai	51.00	CHINA
ABB High Voltage Switchgear Co. Ltd., Beijing	60.00	CHINA
ABB Hefei Transformer Co. Ltd., Hefei	100.00	CHINA
ABB Jiangjin Turbo Systems Company Limited, Chongqing	61.00	CHINA
ABB Xi’an Power Capacitor Company Limited, Xi’an	51.00	CHINA
ABB Transmission & Distribuition Automation Equipment (Xiamen) Co. Ltd., Fujian	100.00	CHINA
ABB Xiamen Electrical Controlgear Co. Ltd., Fujian Province	80.00	CHINA
ABB Xi’an High Power Rectifier Company Limited, Xi’an	62.00	CHINA
ABB Zhongshan Transformer Company Ltd., Zhongshan City	51.00	CHINA
Asea Brown Boveri Ltda., Bogotá	99.99	COLOMBIA
ABB Ltd., Zagreb	100.00	CROATIA
ABB s.r.o., Prague	100.00	CZECH REPUBLIC
ABB A/S, Skovlunde	100.00	DENMARK
ABB Ecuador S.A., Quito	96.87	ECUADOR
Asea Brown Boveri S.A.E., Cairo	100.00	EGYPT
ABB Arab Contractors for Construction, Heliopolis	99.75	EGYPT
ABB Arab S.A.E., Cairo	80.00	EGYPT
ABB Power Systems and Automation Technology S.A.E, Cairo	99.99	EGYPT
ABB Metals & Plastics Manufact. Co. SAE, 10th of Ramadan City	80.00	EGYPT
ABB Turbochargers S.A.E., Suez	100.00	EGYPT
ABB Transformers S.A.E., El-Nozha El-Gedida	65.00	EGYPT
ABB S.A. de CV, San Salvador	100.00	EL SALVADOR
ABB AS, Tallinn	100.00	ESTONIA
ABB Oy, Helsinki	100.00	FINLAND
ABB S.A., Rueil-Malmaison	100.00	FRANCE
L’Ebenoid, Villeurbanne	100.00	FRANCE
ABB France SAS, Rueil Malmaison cedex	99.83	FRANCE
Striebel & John S.A.R.L., Fellering	51.00	FRANCE
ABB Automatisierungsanlagen Cottbus GmbH, Cottbus	100.00	GERMANY
ABB Airport Technologies GmbH, Mannheim	100.00	GERMANY
ABB AG, Mannheim	100.00	GERMANY

ABB Automation Products GmbH, Ladenburg	100.00	GERMANY
ABB Stotz-Kontakt/Striebel & John Vertriebs-GmbH, Heidelberg	75.50	GERMANY
ABB Training Center GmbH & Co. KG, Mannheim	100.00	GERMANY
ABB Automation GmbH, Mannheim	100.00	GERMANY
ABB Beteiligungsgesellschaft mbH, Mannheim	100.00	GERMANY
ABB Beteiligungs-Management GmbH, Mannheim	100.00	GERMANY
ABB Business Services GmbH, Heidelberg	100.00	GERMANY
Busch-Jaeger Elektro GmbH, Mannheim/Lüdenscheid	100.00	GERMANY
ABB Bauprojektmanagement GmbH, Mannheim	100.00	GERMANY
ABB Beteiligungs- und Verwaltungsges. mbH, Mannheim	100.00	GERMANY
ABB Grundbesitz GmbH, Ladenburg	100.00	GERMANY
ABB Grundbesitz Berlin GmbH & Co. Objekte Berlin OHG, Ladenburg	100.00	GERMANY
Hartmann & Braun Grundstücksverwaltungs GmbH, Mannheim	100.00	GERMANY
JLEC Power Ventures GmbH, Mannheim	100.00	GERMANY
Komposit-Risikoberatungs- und Versicherungsvermittlungs-GmbH, Ladenburg	100.00	GERMANY
ABB Logistics Center Europe GmbH, Menden	100.00	GERMANY
ABB New Ventures GmbH, Ratingen	100.00	GERMANY
Pucaro Elektro-Isolierstoffe GmbH, Roigheim	100.00	GERMANY
ABB Service GmbH Bobingen, Bobingen	100.00	GERMANY
ABB Stotz-Kontakt GmbH, Heidelberg	100.00	GERMANY
Striebel & John GmbH & Co. KG, Sasbach-Obersasbach	51.00	GERMANY
Striebel Vermögensverwaltungs-GmbH, Sasbach-Obersasbach	51.00	GERMANY
ABB Wirtschaftsbetriebe GmbH, Mannheim	100.00	GERMANY
WKF Wärmekontor Fürstenwalde GmbH, Ratingen	100.00	GERMANY
Asea Brown Boveri S.A., Metamorphossis Attica	100.00	GREECE
ABB Equity Limited, St. Peter’s Port	100.00	GUERNSEY
ABB ESAP Limited, St. Peter’s Port	100.00	GUERNSEY
ABB International Finance Limited, St. Peter’s Port	100.00	GUERNSEY
ABB Insurance Limited, St. Peter’s Port	100.00	GUERNSEY
ABB Transinvest Limited, St. Peter’s Port	100.00	GUERNSEY
ABB (Hong Kong) Ltd., Hong Kong	100.00	HONG KONG
ABB Asia Pacific Services Ltd., Hong Kong	100.00	HONG KONG
Industrial and Building Systems (H.K.) Limited, Hong Kong	100.00	HONG KONG
ABB Turbo Systems (Hong Kong) Limited	61.00	HONG KONG
ABB Engineering Trading and Service Ltd., Budapest	100.00	HUNGARY
ABB Limited, Bangalore	52.11	INDIA
ABB Global Services Limited, Bangalore	100.00	INDIA

ABB Holdings (South Asia) Ltd., Bangalore	100.00	INDIA
Raman Boards Limited, Karnataka	100.00	INDIA
PT ABB Bailey, Jakarta	100.00	INDONESIA
PT ABB Installation Materials, Jakarta	100.00	INDONESIA
PT ABB Sakti Industri, Jakarta	51.00	INDONESIA
PT ABB Transmission and Distribution, Jakarta	60.00	INDONESIA
ABB (P.J.S.C.), Teheran	100.00	IRAN, ISLAMIC REPUBLIC OF
ABB Ltd, Dublin	100.00	IRELAND
ABB Holdings Ireland Ltd., Dublin	100.00	IRELAND
ABB Technologies Ltd., Tirat Carmel	99.99	ISRAEL
ABB S.p.A., Milan	100.00	ITALY
ABB Environmental Service Srl., Milan	99.99	ITALY
ABB Transmissione & Distribuzione S.p.A., in liquidazione Milan	100.00	ITALY
ABB Corporate Administration & Properties S.p.A., Milan	100.00	ITALY
PR.ENER.CA Ceresio S.r.l., Milan	100.00	ITALY
ABB Technology S.A., Abidjan	99.00	IVORY COAST
ABB K.K., Tokyo	100.00	JAPAN
Bailey Japan Co. Ltd., Shizuoka-Ken	51.00	JAPAN
Turbo Systems United Co. Ltd., Tokyo	60.00	JAPAN
ABB Equity Ventures (Jersey) Ltd., St. Helier	100.00	JERSEY
ABB Ltd. Jordan, Amman	100.00	JORDAN
ABB Near East Trading Ltd., Amman	95.00	JORDAN
ABB Ltd., Almaty	100.00	KAZAKHSTAN
Energoinvestproekt JV LLP, Almaty	100.00	KAZAKHSTAN
CJSC Energia Kazakh Scientific Research Institute of Energy, Almaty	92.57	KAZAKHSTAN
ABB Limited, Nairobi	100.00	KENYA
ABB Ltd., Seoul	100.00	KOREA, REPUBLIC OF
ABB Engg. Technologies Co. (KSCC), Safat	49.00	KUWAIT
ABB SIA, Riga	100.00	LATVIA
ABB Electrical Co. S.A.L., Beirut	67.00	LEBANON
ABB UAB, Vilnius	100.00	LITHUANIA
ABB Holdings Sdn. Bhd., Subang Jaya	100.00	MALAYSIA
ABB Industrial and Building Syst. Sdn. Bhd., Subang Jaya	100.00	MALAYSIA
ABB Malaysia Sdn Bhd, Subang Jaya	100.00	MALAYSIA
ABB Manufacturing Sdn. Bhd., Subang Jaya	49.00	MALAYSIA
ABB Transmission and Distribution Sdn. Bhd., Subang Jaya	66.00	MALAYSIA
Asea Brown Boveri Mali, Bamako	100.00	MALI
Asea Brown Boveri Ltd., Port Louis	100.00	MAURITIUS

Asea Brown Boveri S.A. de C.V., Tlalnepantla	100.00	MEXICO
ABB Mexico S.A. de C.V., Tlalnepantla	100.00	MEXICO
ABB S.A., Casablanca	100.00	MOROCCO
Asea Brown Boveri (Pty) Ltd., Windhoek	100.00	NAMIBIA
ABB BV, Rotterdam	100.00	NETHERLANDS
ABB Holdings BV, Amsterdam	100.00	NETHERLANDS
ABB Capital, B.V., Amsterdam	100.00	NETHERLANDS
ABB Equity Ventures B.V., Amsterdam	100.00	NETHERLANDS
ABB Finance B.V., Amsterdam	100.00	NETHERLANDS
ABB Group Accounting Services B.V., Amstelveen	100.00	NETHERLANDS
ABB Equity Ventures Projects B.V., Amsterdam	100.00	NETHERLANDS
ABB Limited, Auckland	100.00	NEW ZEALAND
ABB Maintenance Services Limited, Auckland	100.00	NEW ZEALAND
ABBNG Limited, Abuja	60.00	NIGERIA
ABB AS, Billingstad	100.00	NORWAY
ABB Holding AS, Billingstad	100.00	NORWAY
ABB Telexp AS, Bergen	100.00	NORWAY
ABB LLC, Al Hamriya	65.00	OMAN
ABB (Pvt) Ltd., Lahore	100.00	PAKISTAN
ABB S.A., Panama	100.00	PANAMA
ABB S.A., Lima	76.34	PERU
Asea Brown Boveri Inc., Paranaque, Metro Manila	100.00	PHILIPPINES
ABB Sp. zo.o., Warsaw	99.83	POLAND
Entrelec Polzka Sp. zo.o., Leborska	100.00	POLAND
ABB (Asea Brown Boveri), S.A., Paco de Arcos	100.00	PORTUGAL
ABB Stotz Kontakt Eléctrica, Unipessoal, Lda., Porto	100.00	PORTUGAL
ABB Qatar LLC., Doha	49.00	QATAR
ABB SRL, Bucharest	100.00	ROMANIA
Asea Brown Boveri Ltd., Moscow	100.00	RUSSIAN FEDERATION
ABB Ltd., Moscow	100.00	RUSSIAN FEDERATION
ABB Electroengineering Ltd., Moscow	100.00	RUSSIAN FEDERATION
ABB Energosvyaz LLC, Moscow	100.00	RUSSIAN FEDERATION
ABB Industrial and Building Systems Ltd., Moscow	100.00	RUSSIAN FEDERATION
ABB Moskabel Ltd., Moscow	100.00	RUSSIAN FEDERATION
ABB Automation LLC, Moscow	76.20	RUSSIAN FEDERATION
ABB Contracting Company Ltd., Riyadh	65.00	SAUDI ARABIA

ABB Electrical Industries Ltd., Riyadh	65.00	SAUDI ARABIA
ABB Automation Co. Ltd., Riyadh	65.00	SAUDI ARABIA
Electrical Materials Center, Riyadh	0.00	SAUDI ARABIA
Saudi SAE Technical Construction Co. Ltd., Riyadh	100.00	SAUDI ARABIA
ABB Service Co. Ltd., Al Khobar	65.00	SAUDI ARABIA
ABB Technologies S.A., Dakar	100.00	SENEGAL
ABB d.o.o., Belgrade	100.00	SERBIA
ABB Agencies Pte. Ltd., Singapore	100.00	SINGAPORE
ABB Holdings Pte. Ltd., Singapore	100.00	SINGAPORE
ABB Industry Pte. Ltd., Singapore	100.00	SINGAPORE
ABB Power Pte. Ltd., Singapore	100.00	SINGAPORE
ABB Support Pte. Ltd., Singapore	100.00	SINGAPORE
ABB Transformers Pte. Ltd., Singapore	100.00	SINGAPORE
ABB Treasury Center (Asia Pacific) Pte. Ltd., Singapore	100.00	SINGAPORE
ABB, s.r.o., Bratislava	100.00	SLOVAKIA
ABB D.o.o., Ljubljana	100.00	SLOVENIA
ABB Holdings (Pty) Ltd., Sunninghill	80.00	SOUTH AFRICA
Desta Power Matla (Pty) Ltd., Pretoria	29.98	SOUTH AFRICA
ABB Powertech Transformers (Pty) Ltd., Pretoria	40.00	SOUTH AFRICA
ABB South Africa (Pty) Ltd., Sunninghill	80.00	SOUTH AFRICA
Asea Brown Boveri S.A., Madrid	100.00	SPAIN
ABB Norden Holding AB, Västerås	100.00	SWEDEN
ABB AB, Västerås	100.00	SWEDEN
ABB Construction AB, Västerås	100.00	SWEDEN
ABB Industriunderhåll AB, Degerfors	51.00	SWEDEN
ABB Fastighet AB, Västerås	100.00	SWEDEN
Fastighetsaktiebolaget Temporum AB, Västerås	100.00	SWEDEN
ABB Technology AB, Västeras	100.00	SWEDEN
ABB Financial Services AB, Sollentuna	100.00	SWEDEN
ABB Ltd, Zurich	100.00	SWITZERLAND
ABB Asea Brown Boveri Ltd, Zurich	100.00	SWITZERLAND
ABB Schweiz AG, Baden	100.00	SWITZERLAND
ABB Management Services Ltd., Zurich	100.00	SWITZERLAND
ABB Dicoesa, Belfaux	100.00	SWITZERLAND
ABB MEA Participations Ltd., Zurich	100.00	SWITZERLAND
ABB Information Systems Ltd., Zurich	100.00	SWITZERLAND
ABB Handels- und Verwaltungs AG, Zurich	100.00	SWITZERLAND

ABB Intra AG, Zurich	100.00	SWITZERLAND
ABB Immobilien AG, Baden	100.00	SWITZERLAND
ABB International Marketing Ltd., Zurich	100.00	SWITZERLAND
ABB Research Ltd., Zurich	100.00	SWITZERLAND
ABB Sécheron S.A., Satigny	99.97	SWITZERLAND
ABB Technology Ltd., Zurich	100.00	SWITZERLAND
ABB Turbo-Systems Holding Ltd., Baden	100.00	SWITZERLAND
ABB Turbo-Systems AG, Baden	100.00	SWITZERLAND
ABB Ltd., Taipei	100.00	TAIWAN, PROVINCE OF CHINA
ABB Limited, Dar Es Salaam	100.00	TANZANIA, UNITED REPUBLIC
ABB LIMITED, Bangkok	100.00	THAILAND
Asea Brown Boveri Holding Ltd., Bangkok	100.00	THAILAND
Kent Meters (Thailand) Ltd., Bangkok	100.00	THAILAND
L’Ebenoid Production, Tunisie	100.00	TUNISIA
ABB Maghreb Services S.A., Tunis	100.00	TUNISIA
ABB Holding A.S., Istanbul	99.95	TURKEY
ABB Elektrik Sanayi A.S., Istanbul	99.94	TURKEY
ABB Ltd., Kampala	100.00	UGANDA
ABB Ltd., Kiev	100.00	UKRAINE
ABB Automation L.L.C., Abu Dhabi	49.00	UNITED ARAB EMIRATES
ABB Industries FZ, Dubai	100.00	UNITED ARAB EMIRATES
ABB Industries (L.L.C.), Dubai	49.00	UNITED ARAB EMIRATES
ABB Transmission & Distribution Ltd., Abu Dhabi	49.00	UNITED ARAB EMIRATES
ABB Limited, Warrington	100.00	UNITED KINGDOM
ABB Holdings Limited, Warrington	100.00	UNITED KINGDOM
ABB Investments Ltd., Warrington	100.00	UNITED KINGDOM
Lighting for Staffordshire Holdings Ltd., Staffordshire	60.00	UNITED KINGDOM
Lighting for Staffordshire Ltd., Staffordshire	60.00	UNITED KINGDOM
ABB Service Limited, Warrington	100.00	UNITED KINGDOM
ABB Combined Heat and Power Ltd., Warrington	100.00	UNITED KINGDOM
ABB Inc., Norwalk CT	100.00	UNITED STATES
ABB Barranquilla Inc., Princeton, NJ	100.00	UNITED STATES
Combustion Engineering Inc., Norwalk, CT	100.00	UNITED STATES
Connecticut Valley Claims, CT	100.00	UNITED STATES
DLI Engineering Corp., Bainbridge Island	100.00	UNITED STATES
ABB Holdings Inc., Norwalk	100.00	UNITED STATES

ABB Investments LLC, Norwalk, CT	100.00	UNITED STATES
ABB Susa Inc., North Brunswick, NJ	100.00	UNITED STATES
Camelot IS-2 International, Inc. D/B/A Skyva International, Wickliffe	99.97	UNITED STATES
ABB Treasury Center USA Inc., Norwalk, CT	100.00	UNITED STATES
Asea Brown Boveri S.A., Caracas	100.00	VENEZUELA
ABB Ltd., Hanoi	100.00	VIET NAM
ABB Ltd., Lusaka	100.00	ZAMBIA
ABB (Private) Ltd., Harare	100.00	ZIMBABWE